UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 30, 2022

Enviva Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7272 Wisconsin Ave., Suite 1800 Bethesda, MD	20814
(Address of principal executive offices)	(Zip code)

(301) 657-5560

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On June 30, 2022, Enviva Inc. (the “Company”) entered into a Ninth Amendment to Credit Agreement (the “Ninth Amendment”) by and among the Company, certain other subsidiaries of the Company, Barclays Bank PLC as administrative agent and collateral agent, and the other lenders and issuing banks party thereto. The Ninth Amendment, among other things, amends and restates, in its entirety, the Credit Agreement entered into as of April 9, 2015 (as amended previously and by the Ninth Amendment, the “Credit Agreement”) among the Company, the lenders identified therein, and Barclays Bank PLC, as administrative agent and collateral agent in order to, among other things:

•	remove and update certain legacy provisions related to the conversion of the Company to a Delaware corporation;
•	increase the maximum Total Leverage Ratio (as defined in the Credit Agreement) that must be maintained under the Credit Agreement from 5.00 to 1.00 to 5.50 to 1.00 (and from 5.25 to 1.00 to 5.75 to 1.00 during a Material Transaction Period (as defined in the Credit Agreement)); and
•	extend the maturity date of the Credit Agreement to June 30, 2027.

The foregoing description of the Ninth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Ninth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (the “Current Report”) and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report concerning the Credit Agreement is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 30, 2022, the Company issued a press release announcing the pricing of the previously announced issuance of The Industrial Development Authority of Sumter County, Alabama’s (the “Issuer”) Exempt Facilities Revenue Bonds (Enviva Inc. Project), Series 2022 (Green Bonds) (the “Bonds” and such offering, the “Offering”) in the aggregate principal amount of $250,000,000. The Bonds mature in 2052 subject to the holders’ option to redeem at par in 2032. The proceeds of the Offering will be loaned to the Company pursuant to a Loan and Guaranty Agreement to fund all or a portion of the costs of the acquisition, construction, equipping, and financing of the Company’s wood pellet production plant to be located in Epes, Alabama and to pay costs and expenses of the Offering. The press release also announced the Ninth Amendment. A copy of the press release is furnished with this Current Report as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report, including Exhibit 99.1, is being “furnished” and shall not be deemed to be “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Item 8.01	Other Events.

Bond Purchase Agreement

On June 30, 2022, the Company and the Issuer entered into a Bond Purchase Agreement (the “Purchase Agreement”) with Citigroup Global Markets Inc., as representative of the several underwriters named therein (the “Underwriters”). Pursuant to the Purchase Agreement, the Underwriters agreed to purchase an aggregate of $250,000,000 of the Bonds from the Issuer at par and bearing interest at an annual rate of 6.00%. The Bonds will be subject to optional and mandatory sinking fund redemption in accordance with the terms of the Purchase Agreement and secured pursuant to the provisions of Chapter 92A of Title 11 of the Code of Alabama (1975) and an Indenture of Trust by and between the Issuer and Wilmington Trust, National Association, as trustee.

The Offering is expected to close on or about July 15, 2022, subject to customary closing conditions.

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The Company expects that the net proceeds of the Offering will be approximately $246 million, after deducting the underwriters’ discount and other transaction-related costs. The proceeds of the Offering will be loaned to the Company pursuant to a Loan and Guaranty Agreement to fund all or a portion of the costs of the acquisition, construction, equipping, and financing of the Company’s wood pellet production plant to be located in Epes, Alabama, and to pay costs and expenses of the Offering.

The Bonds have not been registered under the Securities Act, or under the securities laws of any other jurisdiction, on the basis of the Bonds being exempt securities pursuant to Section 3(a)(2) of the Securities Act.

The Purchase Agreement sets forth terms and conditions for the sale of the Bonds that are customary for agreements of this nature, including the requirement that the Company deliver a Representation and Indemnity Agreement requesting the issuance, sale and delivery of the Bonds pursuant to the Purchase Agreement.

The Underwriters and their respective affiliates have from time to time performed, and may in the future perform, various financial advisory, commercial banking, and investment banking services for the Company and its affiliates in the ordinary course of business for which they have received and would receive customary compensation. In addition, in the ordinary course of their various business activities, the Underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers, and such investments and securities activities may involve the Company’s securities and/or instruments.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Cautionary Statements

This Current Report includes “forward-looking statements” within the meaning of federal securities laws. Such forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company’s control. All statements included in this Current Report, other than historical facts, are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report. Although the Company believes that the plans, intentions, and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions, or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied, or forecast in such statements.

Item 9.01.	Financial Statements and Exhibits.

Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1*	Ninth Amendment to Credit Agreement, dated as of June 30, 2022.
10.2*	Bond Purchase Agreement, dated as of June 30, 2022, by and among Citigroup Global Markets Inc., as Representative, The Industrial Development Authority of Sumter County, and Enviva Inc.
99.1	Press release titled “Enviva Prices $250 Million in Tax-Exempt Green Bonds,” dated June 30, 2022.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVA INC.

Date: July 5, 2022	By:	/s/ Jason E. Paral
	Name:	Jason E. Paral
	Title:	Senior Vice President, Deputy General Counsel, and Secretary

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